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                             KEMPER INVESTORS FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1995

                           -------------------------

     Kemper Corporation ("Kemper"), the parent of Kemper Financial Services, Inc. ("KFS," the investment manager for the Fund), has entered into a definitive agreement with an investor group led by Zurich Insurance Company ("Zurich") pursuant to which Kemper would be acquired by the investor group in a merger transaction. As part of the transaction, Zurich or an affiliate would purchase KFS. The Kemper and Zurich boards have approved the transaction. In addition, because the transaction would constitute an assignment of the Fund's investment management agreement with KFS under the Investment Company Act of 1940, and therefore a termination of such agreement, KFS has received approval of a new agreement from the Fund's board and shareholders. Remaining contingencies include approval by the stockholders of Kemper and state insurance department regulatory approvals. The investor group has informed Kemper that it expects the transaction to close early in 1996.

     With respect to the equity portfolio, Steven H. Reynolds and the KFS Equity Investment Committee have managed the portfolio since September, 1995. Mr. Reynolds joined KFS in September, 1995 as an executive vice president and chief investment officer--equities. Immediately prior to joining KFS, he was a senior vice president and equity portfolio manager of an investment manager; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia. Additional information regarding the KFS Equity Investment Committee can be found in the "Investment Manager and Underwriter" section of the prospectus.
October 2, 1995

KINF-1  10/95
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